Series Number:  1
For period ending 11/30/12

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     3,500
                                Institutional Class                1,112
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,700
                                B Class                                                                                 20
        C Class                                                165
                                R Class                                                                                 120

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0827
                               Institutional Class                                                      $0.0942
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0685
        B Class                                           $0.0281
        C Class                                            $0.0281
        R Class                                                      $0.0542

74U)   1. Number of shares outstanding (000's omitted)
                              Investor Class           42,676
                              Institutional Class     10,099

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   39,752
B Class                             595
                                    C Class                                                             6,065
R Class                             2,328

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class        $5.95
                                Institutional Class  $5.95

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $5.94
B Class                            $5.93
                                    C Class                                                            $5.94
R Class                            $5.94

Series Number:  2
For period ending 11/30/2012

48)                Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     8,621
                                Institutional Class                4,267
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 7,072
                                B Class                                                                                 126
        C Class                                                570
                                R Class                                                                                 434

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0962
                               Institutional Class                                                      $0.1097
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0805
        B Class                                           $0.0404
        C Class                                            $0.0404
        R Class                                                      $0.0671

74U)   1. Number of shares outstanding (000's omitted)
                              Investor Class           88,648
                              Institutional Class     33,940

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   87,834
B Class                             2,691
                                    C Class                                                             14,203
R Class                             6,898

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.08
                                Institutional Class  $7.08

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.07
B Class                            $7.06
                                    C Class                                                            $7.07
R Class                            $7.06

Series Number:  3
For period ending 11/30/2012

48)	Investor, A, B, C & R
First $1 billion 1.200%
Next $2 billion 1.100%
Next $2 billion 1.050%
Over $5 billion 1.000%

Institutional
First $1 billion 1.000%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

72DD)                        1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     6,055
                                Institutional Class                2,324
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,831
        B Class                                                -
                                C Class                                                                                 -
                                R Class                                                                                 82

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1019
                               Institutional Class                                                      $0.1324
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0638
        B Class                                           -
        C Class                                            -
        R Class                                                      $0.0340

74U)   1. Number of shares outstanding (000's omitted)
                              Investor Class           53,325
                              Institutional Class     19,802

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   42,122
B Class                             1,241
                                    C Class                                                             6,956
R Class                             2,569

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.31
                                Institutional Class  $8.28

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.34
B Class                            $8.29
                                    C Class                                                            $8.27
R Class                            $8.35

Series Number:  4
For period ending 11/30/2012

48)	Investor, A, C & R
1.360%
Institutional
1.160%

74U)   1. Number of shares outstanding (000's omitted)
                              Investor Class           899
                              Institutional Class     178

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,818
                                    C Class                                                             448
R Class                             50

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.65
                                Institutional Class  $10.66

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.62
                                    C Class                                                            $10.55
R Class                            $10.60